                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               PLANET SWEEP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 (1)  Title of each class of securities to which transaction applies:

 (2)  Aggregate number of securities to which transaction applies:

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 (4)  Proposed maximum aggregate value of transaction:

 (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 (1)  Amount Previously Paid:

 (2)  Form, Schedule or Registration Statement No.:

 (3)  Filing Party:

 (4)  Date Filed:

                               PLANET SWEEP, INC.

                              570 Lexington Avenue
                                   45th Floor
                            New York, New York 10022

July 10, 2001

Dear Fellow Stockholders:

     You are cordially invited to attend our Annual Meeting of Stockholders to be held on Tuesday, August 6, 2001, at 11:00 a.m. at 570 Lexington Avenue, 45th Floor, New York, New York 10022.

     The Notice of Annual Meeting and Proxy Statement that follow describe the business to be conducted at the meeting.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If you attend the meeting, you may vote in person even if you have previously mailed your proxy.

     The Annual Meeting will be held solely to tabulate the votes cast and report on the results of the voting on those matters listed in the accompanying proxy statement. No presentations or other business matters are planned for the meeting. Certain executive of the Company may be present at the Annual Meeting to respond to appropriate questions.

     Your vote is important. We will appreciate a prompt return of your signed proxy card and hope to see you at the meeting.

Cordially,




/s/ Aziz Hirji
Chairman of the Board of Directors

                               PLANET SWEEP, INC.
                              570 LEXINGTON AVENUE
                                   45TH FLOOR
                            NEW YORK, NEW YORK 10022


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD AUGUST 6, 2001


To All Shareholders:


     The Annual Meeting (the "Meeting") of Shareholders of Planet Sweep, Inc., a Nevada corporation (the "Company"), will be held at 11:00 a.m., local time, on August 6, 2001 at the Company's corporate offices located at 570 Lexington Avenue, 45th Floor, New York, New York 10022 for the following purposes:

     1. To elect two persons to the board of directors of the Company to serve until their successors are elected;

     2. To ratify the appointment of Pascale Razzino Alexanderson & C0., PLLC as the Company's independent auditors for the fiscal year ending February 28, 2002; and

     3. To transact such other business as may properly come before the meeting, including any adjournment or adjournments thereof.

     These items are more fully described in the accompanying proxy statement. The record date for the Meeting is the close of business on May 31, 2001. All holders of Common Stock at that time are entitled to notice of, and to vote at, the Meeting and at any adjournments thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NOS. 1, 2 AND 3.

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.
--------------------------------------------------------------------------------



                       By Order of the Board of Directors,





                                /s/ Andrew Schwab
                               Corporate Secretary

                                 PROXY STATEMENT

                               PLANET SWEEP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD AUGUST 6, 2001

SOLICITATION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of PLANET SWEEP, INC. (the "Company") for use at the Annual Meeting of Stockholders to be held on August 6, 2001, including any adjournment or adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Meeting.

     Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about July 23, 2001.

     Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting.

     The address and telephone number of the principal executive offices of the Company are:

                              570 Lexington Avenue
                                   45th Floor
                            New York, New York 10022
                            Telephone:(212) 751-7282
                            Facsimile:(212) 355-7026

                                  REVOCABILITY

     Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

                       OUTSTANDING STOCK AND VOTING RIGHTS

     Only stockholders of record at the close of business on May 31, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 20,597,552 shares issued and outstanding of the Company's common stock, $.001 par value per share (the "Common Stock"), the Company's only class of voting securities entitled to vote at the Annual Meeting. Each share entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.

                                VOTING PROCEDURES

     Stockholders may vote their shares by completing the enclosed proxy card. Please fill in, date and sign the proxy card and return it in the postage-paid envelope provided.

     The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy at the Annual Meeting, provided a quorum exists. A quorum is present if, as of the Record Date, at least a majority of the outstanding shares of Common Stock are present in person or by proxy at the Annual Meeting. All other matters at the meeting will be decided by the affirmative vote of the holders of a majority of the shares of Common Stock cast with respect thereto, provided a quorum exists.

     Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of the Company. Shares represented by executed proxies received by the Company will be counted for purposes of establishing a quorum, regardless of how or whether such shares are voted on any specific proposal. In accordance with Nevada law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

     The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of May 31, 2001, information concerning the shares of Common Stock beneficially owned by each person who, to the knowledge of the Company, is (i) the beneficial owner of more than five percent of the Common Stock, (ii) each director and nominee for the position of director of the Company, (iii) the officers of the Company, including the Company's Chief Executive Officer in the last fiscal year, and (iv) all executive officers and directors of the Company as a group.


-------------------- ----------------------------------------- -------------------------------- -----------------------
        (1)                            (2)                                   (3)                         (4)
-------------------- ----------------------------------------- -------------------------------- -----------------------
                     Name and                                  Amount and                       Percentage of Class
Title of Class       Address of Beneficial Owner               Nature of Beneficial Owner
-------------------- ----------------------------------------- -------------------------------- -----------------------
Common               Aziz Hirji                                10,000,000 shares                48.6%
                     570 Lexington Avenue, 45th Floor,         500,000 options
                     New York, NY 10022
-------------------- ----------------------------------------- -------------------------------- -----------------------
Common               Terrence M. Tierney                       459,000 shares                   2.2%
                     71 Aiken Street, J12
                     Norwalk, CT 06851

-------------------- ----------------------------------------- -------------------------------- -----------------------
Common               Mahmood Savji                             250,000 options                  0%
                     11 Chapel Hill Rd.
                     Oakland, NJ 07436
-------------------- ----------------------------------------- -------------------------------- -----------------------
Common               Anna Petinova                             1,000,000 shares                 4.9%
                     570 Lexington Avenue, 45th Floor,
                     New York, NY, 10022
-------------------- ----------------------------------------- -------------------------------- -----------------------
Common               Andrew Schwab                             300,000 shares                   1.5%
                     605 Third Avenue, 25th Floor,
                     New York, NY 10158

-------------------- ----------------------------------------- -------------------------------- -----------------------

PROPOSAL 1. ELECTION OF DIRECTORS

BOARD OF DIRECTORS

     The business of the Company is managed under the direction of the board of directors. It has responsibility for establishing broad corporate policies and for the overall performance of the Company. Two directors are to be elected at the Meeting to serve until their successors are elected and qualified. Proxies not marked to the contrary will be voted in favor of the election of each named nominee.


INFORMATION CONCERNING NOMINEES


Name                                                                  Age
Position with the Company


Aziz Hirji                                                             49
Chairman of the Board & Interim Chief Executive Officer

Anna Petinova                                                          37
Director & Treasurer


During the fiscal year ended February 28, 2001, the Board of Directors held five meetings. The Board also took various actions by unanimous written consent in lieu of a meeting. The Company did not have any committees of the Board of Directors during the fiscal year ended February 28, 2001.


COMPENSATION OF DIRECTORS

     No director of the Company received any fees for serving as a director during the fiscal year ended February 28, 2001.

     Mr. Hirji serves as Chairman of the Board of Planet Sweep since its formation. Prior to the formation of the Company, he held senior executive and director positions in a number of private companies in North America and Europe, covering a wide range of industries. In the last five years, Mr. Hirji served as Chairman of Timber Resources International, Inc., Villiers Capital Corporation and

Villiers Capital Partners, LLC. Mr. Hirji has over 20 years of professional experience specializing in emerging publicly traded and private companies across different industries. He has been involved in a broad range of transactions including mergers and acquisitions, and private placements of equity and debt. Mr. Hirji is a graduate of the International Institute of Management in Glion-Sur-Montreux, Switzerland.

     Dr. Petinova is member of the Board of Directors and Treasurer of the Registrant. Her background and expertise are in the areas of corporate finance, acquisition valuation, SEC reporting and banking relationships. Dr. Petinova is a Managing Member of Villiers Capital Partners, LLC, a privately held venture capital firm. Dr. Petinova was educated at the University of Aberdeen (U.K.), Moscow University (Russia), and has her Masters in Finance from the Zicklin School of Business at the City University of New York.



EXECUTIVE COMPENSATION

     The following table sets forth certain summary information for the years indicated concerning the compensation awarded to, earned by, or paid to (i) the person serving as the Company's Chief Executive Officer during the fiscal year ended February 28, 2001, (ii) the other Officers of the Company who were serving as such at as of June 30, 2001.

--------------------------------------------------------------------------------------------------------------------------
SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------
                                                               Long Term Compensation
--------------------------------------------------------------------------------------------------------------------------
                              Annual Compensation              Awards                         Payouts
--------------------------------------------------------------------------------------------------------------------------
(a)              (b)       (c)        (d)      (e)             (f)            (g)             (h)          (i)
--------------------------------------------------------------------------------------------------------------------------
                                               Other           Restricted     Securities
Name and                                       Annual          Stock          Underlying      LTIP         AllOther
Principle                  Salary    Bonus     Compensation    Award(s)       Options/SARs    Payouts      Compensation
Position         Year      ($)       ($)       ($)             ($)            (#)             ($)          ($)
--------------------------------------------------------------------------------------------------------------------------
Aziz Hirji       Feb.28,
Chairman         1999      0         0         10,000(2)       0              0               0            0
--------------------------------------------------------------------------------------------------------------------------
          ______________________
          (1) Per Employment Agreement, but substantial portion of the salary has been accrued during the year due to the financial condition of
          Company. No bonus has been paid.


                 Feb.29,
                 2000      20,000        0         0           0              0               0            0


                 Feb.28,
                 2001      170,000(1)    0         0           0              500,000(3)      0            0
--------------------------------------------------------------------------------------------------------------------------
Terrence         Feb.29,
Tierney          2000      0             0         0           0              0               0            0
President
& CEO            Feb.28,   120,000(4)    0         5000(5)     0              0               0            0
                 2001

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Mahmood          Feb.29,
Savji            2000      0             0         0           0              0               0            0
Chief
Technology       Feb.28,
Officer,         2001      45,000        0         0           0              250,000(6)      0            0
Vice
President
--------------------------------------------------------------------------------------------------------------------------
Anna
Petinova         Feb.28,
Treasurer        1999      0             0         1,000(7)    0              0               0            0

                 Feb.29,
                 2000      0             0         0           0              0               0            0

                 Feb.28,
                 2001      0             0         0           0              0               0            0
--------------------------------------------------------------------------------------------------------------------------
Andrew           Feb.29,
               ___________________

               (2) 10,000,000 restricted shares of the Registrant's common stock valued at $.001 per share.
               (3) 500,000 options vest each January 1 during the term of the officer's contract. The options are exercisable at $1.00 per share. The expiration date of the options is three (3) years from the vesting date. Failed to exercise options during the current fiscal period.
               (4) $50,000 of the annual salary is deferred at the election of the officer.
               (5) 500,000 restricted shares of Registrant's common stock valued at $.01 per share.
               (6) 25,000 options vest each May 1 and November 1 during the term or the officer's contract. The options are exercisable at $1.00 per-share price for a period of three (3) years from the vesting date.
               (7) 1,000,000 restricted shares of Registrant's stock valued at $.001 per share.




Schwab           2000      0             0         0           0              0               0            0
Secretary
                 Feb.28,
                 2001      0             0         3,000(8)    0              0               0            0
--------------------------------------------------------------------------------------------------------------------------


          The affirmative vote of a plurality of the shares of Common Stock that are voted at the Meeting is required to elect each nominee for director.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH PERSON NOMINATED AS A DIRECTOR OF THE COMPANY.


     PROPOSAL 2. RATIFYING THE APPOINTMENT OF PASCALE RAZZINO ALEXANDERSON & CO., PLLC AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

         Pascale Razzino Alexanderson & Co., PLLC, Certified Public Accountants, currently serves as the Company's independent auditors. Although the appointment of Pascale Razzino Alexanderson & Co., PLLC as independent auditors of the Company does not require ratification, the board of directors of the Company considers it appropriate to obtain such ratification. Accordingly, the vote of the shareholders on this matter is advisory in nature and has no binding effect upon the board of directors' appointment of Pascale Razzino Alexanderson & Co., PLLC.

          The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Meeting is required to ratify the appointment of Pascale Razzino Alexanderson & C0., PLLC as the Company's independent auditors.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PASCALE RAZZINO ALEXANSNDERSON & C0., PLLC AS INDEPENDENT AUDITORS.


                              SHAREHOLDER PROPOSALS
     ___________________________________________________________________________

     (8) 300,000 restricted shares of Registrant's stock valued at $.01 per share, of which 120,000 shares have been vested. 45,000 restricted shares vest each May 1 and September 1 through March 1, 2003 while the Officer remains Secretary of the Registrant.

     Any shareholder who intends to present a proposal at the Company's 2002 Annual Meeting of Shareholders and wishes to have their proposal included in the Company's proxy statement for that meeting, must deliver the proposal, not exceeding 500 words in length, to the Secretary of the Company in writing not later than May 1, 2002.

                                  OTHER MATTERS

     As of the date of this proxy statement, the Company knows of no other business to be presented for action at the Meeting and does not intend to present any other matters. However, if any other shareholder proposals or other business should come before the Meeting, the persons named in the enclosed proxy (or their substitutes) will have discretionary authority to take such action as shall be in accordance with their best judgment.

COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB and FORM 10-QSB WILL BE PROVIDED TO EACH SUCH STOCKHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO:

PLANET SWEEP, INC.
570 LEXINGTON AVENUE
45TH FLOOR
NEW YORK, NEW YORK, 10022
ATTENTION: CORPORATE SECRETARY

                            PROXY SOLICITATION COSTS

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company's officers, employees or agents may solicit proxies by telephone or personally, without additional compensation.

                                             By order of the Board of Directors,


                                             /s/ Andrew Schwab,
                                             Secretary

July 10, 2001
New York City, New York

                               PLANET SWEEP, INC.
                              570 LEXINGTON AVENUE
                                   45TH FLOOR
                            NEW YORK, NEW YORK, 10022

     PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 17, 2001. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints ANNA PETINOVA and ANDREW SCHWAB, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Planet Sweep, Inc. on Tuesday, August 6, 2001, at 570 Lexington Avenue, 45th Floor, New York, New York, 10022 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.   Election of Directors:
     [_] FOR all nominees listed below
     (except as marked to the contrary below).

     [_]  WITHHOLD AUTHORITY
     to vote for all nominees listed below.

Aziz Hirji, Anna Petinova

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

-----------------------------------------------------------

-----------------------------------------------------------

2. Proposal to ratify the appointment of Pascale Razzino Alexanderson & C0., PLLC as the Company's independent auditors.
[_] FOR                      [_] AGAINST                     [_] ABSTAIN


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES LISTED ABOVE.


DATED:


 _____________________, 2001



Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



--------------------------------
Signature



--------------------------------
Signature if held jointly



Please mark, sign, date and return this proxy card promptly using the enclosed envelope.